                                                                      EXHIBIT 21

Raytheon Company Organizational Chart

Raytheon Company
     Advanced Electronics Systems International                                        100.000000% California
     Amber Engineering, Inc.                                                           100.000000% California
          Thornwood Trust                                                              100.000000% Massachusetts
     Data Logic, Inc.                                                                  100.000000% Delaware
     Electronica Nayarit, S.A.                                                         100.000000% Mexico
     EverythingAircraft LLC                                                            100.000000% Delaware
     HE Microwave LLC                                                                   50.000000% Delaware
     HRL LLC                                                                            50.000000% Delaware
          Hughes Research Analytics, Inc.                                              100.000000% Delaware
     Holwood Realty Company                                                            100.000000% Delaware
     Hughes (U.K.) Limited                                                              91.288720% England
          Hughes Flight Training Limited                                                99.000000% England
               Groom Aviation Limited                                                  100.000000% England
          Hughes Microelectronics Europa Limited                                       100.000000% United Kingdom
          Hughes Microelectronics Europa Limited                                       100.000000% United Kingdom
          Hughes Microelectronics Limited                                              100.000000% United Kingdom
          Raytheon Microelectronics Espana, S.A.                                        99.999496% Spain
     Hughes Aircraft Systems International                                             100.000000% California
          Circuitos Binacionales de Tijuana S.A. de C.V.                                96.000000% Mexico
          Hughes Europe N.V.                                                             0.100000% Belgium
     Hughes Airport Development Corporation Sdn Bhd                                    100.000000% Malaysia
     Hughes Asia Pacific Hong Kong Limited                                               0.100000% Hong Kong
     Hughes Australia International PTY Limited                                          0.001667% Australia
     Hughes Defence Systems Limited                                                    100.000000% United Kingdom
     Hughes Espana S.A.                                                                 99.999836% Spain
     Hughes Europe N.V.                                                                 99.900000% Belgium
     Hughes International Corporation                                                  100.000000% Delaware
          Circuitos Binacionales de Tijuana S.A. de C.V.                                 4.000000% Mexico
          Hughes (U.K.) Limited                                                          0.000005% England
               Hughes Flight Training Limited                                           99.000000% England
                    Groom Aviation Limited                                             100.000000% England
               Hughes Microelectronics Europa Limited                                  100.000000% United Kingdom
               Hughes Microelectronics Europa Limited                                  100.000000% United Kingdom
               Hughes Microelectronics Limited                                         100.000000% United Kingdom
               Raytheon Microelectronics Espana, S.A.                                   99.999496% Spain
          Hughes Asia Pacific Hong Kong Limited                                         99.900000% Hong Kong
          Hughes Australia International PTY Limited                                    99.998333% Australia
          MARCOS Vermogensverwaltung GmbH                                              100.000000% Germany
               Raytheon Training International GmbH                                    100.000000% Germany
     Hughes Nadge Corporation                                                          100.000000% Delaware
     Hughes Simulation International, Inc.                                             100.000000% California
     Hughes Systems Management International                                           100.000000% California
     Hughes Training Italia Srl                                                        100.000000% Italy
     International Electronics Systems, Inc.                                           100.000000% California
     Marshall Insurance Group, Ltd.                                                    100.000000% Bermuda
     NEWCS, Inc.                                                                       100.000000% Delaware
     Patriot Overseas Support Company                                                  100.000000% Delaware
     RAYCOM, INC.                                                                       51.000000% Korea
     Raytag Limited                                                                    100.000000% Delaware
          TAG Halbleiter GmbH                                                          100.000000% Germany
     Raytheon Advanced Systems Company                                                 100.000000% Delaware
     Raytheon Air Control Company                                                      100.000000% Delaware
     Raytheon Aircraft Holdings, Inc.                                                  100.000000% Delaware
          Raytheon Aerospace Company                                                   100.000000% Kansas

Raytheon Company Organizational Chart

                    Raytheon Aerospace Support Services Company                       100.000000% Kansas
              Raytheon Aircraft Charter & Managment, Inc.                             100.000000% Kansas
              Raytheon Aircraft Company                                               100.000000% Kansas
                    Arkansas Aerospace, Inc.                                          100.000000% Arkansas
                    Raytheon Aircraft (Bermuda) Ltd.                                  100.000000% Bermuda
                    Raytheon Aircraft Quality Support Company                         100.000000% Kansas
              Raytheon Aircraft Credit Corporation                                    100.000000% Kansas
                    Beech Aircraft Leasing, Inc.                                      100.000000% Kansas
                    Beech Airliner Lease Corporation                                  100.000000% Kansas
                    Beechcraft BB-209 Leasing, Inc.                                   100.000000% Kansas
                    Beechcraft Lease Corporation                                      100.000000% Kansas
                    Beechcraft Lease Special Purpose Company                          100.000000% Kansas
                    Beechcraft UC-131 Leasing, Inc.                                   100.000000% Kansas
                    Beechcraft UC-134 Leasing, Inc.                                   100.000000% Kansas
                    Beechcraft UC-163 Leasing, Inc.                                   100.000000% Kansas
                    Beechcraft UC-58 Leasing, Inc.                                    100.000000% Kansas
                    Beechcraft UC-74 Leasing, Inc.                                    100.000000% Kansas
                    Beechcraft UE-106 Leasing, Inc.                                   100.000000% Kansas
                    Beechcraft UE-305 Leasing, Inc.                                   100.000000% Kansas
                    Beechcraft UE-307 Leasing, Inc.                                   100.000000% Kansas
                    Beechcraft UE-308 Leasing, Inc.                                   100.000000% Kansas
                    Beechcraft UE-311 Leasing, Inc.                                   100.000000% Kansas
                    Beechcraft UE-322 Leasing, Inc.                                   100.000000% Kansas
                    Beechcraft UE-331 Leasing, Inc.                                   100.000000% Kansas
                    Beechcraft UE-348 Leasing, Inc.                                   100.000000% Kansas
                    Beechcraft UE-349 Leasing, Inc.                                   100.000000% Kansas
                    Beechcraft UE-50 Leasing, Inc.                                    100.000000% Kansas
                    Beechcraft UE-54 Leasing, Inc.                                    100.000000% Kansas
                    Franco-American Lease Corporation                                 100.000000% Kansas
                    Franco-Kansas Lease Corporation                                   100.000000% Kansas
                    International Lease Corporation                                   100.000000% Kansas
                    Kansas Beechcraft Leasing, Inc.                                   100.000000% Kansas
                    Raytheon Aircraft Credit Lease Corporation                        100.000000% Kansas
                    Raytheon Aircraft Credit Special Purpose Company                  100.000000% Kansas
                    Raytheon Aircraft Lease Corporation                               100.000000% Kansas
                    Raytheon Aircraft Lease Special Purpose Company                   100.000000% Kansas
                    Raytheon Aircraft Leasing, Inc.                                   100.000000% Kansas
                    Raytheon Aircraft Receivables Corporation                         100.000000% Kansas
                    Raytheon Aircraft Special Purpose Company                         100.000000% Kansas
                    Raytheon Airliner Lease Corporation                               100.000000% Kansas
                    Raytheon-Kansas Lease Corporation                                 100.000000% Kansas
                    UE-311 Leasing Corporation                                        100.000000% Kansas
              Raytheon Aircraft Parts Inventory & Distribution Company                100.000000% Kansas
              Raytheon Aircraft Regional Offices, Inc.                                100.000000% Kansas
              Raytheon Aircraft Services, Inc.                                        100.000000% Kansas
              Raytheon Philippines, Inc.                                               99.980000% Republic of the
                                                                                                  Philippines
              Raytheon Travel Air Company                                             100.000000% Kansas
              Travel Air Insurance Company Ltd.                                       100.000000% Kansas
                    Travel Air Insurance Company (Kansas)                             100.000000% Kansas
        Raytheon Appliances Asia, Inc.                                                100.000000% Delaware
        Raytheon Brasil Sistemas De Integracao Ltda                                    99.999081% Brazil
        Raytheon Charitable Foundation                                                100.000000% Massachusetts
        Raytheon Commercial Ventures, Inc.                                            100.000000% Delaware
        Raytheon Corporate Operations, Washington Inc.                                100.000000% Delaware
        Raytheon Credit Company                                                       100.000000% Delaware

                                                                          Page 3
Raytheon Company Organizational Chart

        Raytheon Deutschland GmbH                                                         100.000000% Germany
              Raytheon Marine G.m.b.H.                                                    100.000000% Germany
                    Anschutz Japan Co. Ltd.                                                80.000000% Japan
                    Arbeitsmedizinische Betreuungsgesellschaft Kieler Betriebe mbH         39.000000% Germany
        Raytheon E-Systems, Inc.                                                          100.000000% Delaware
              Constellation Communications, Inc.                                           31.900000% Delaware
              E-Systems Technologies Holding, Inc.                                        100.000000% Delaware
                    E-Systems Technologies International, Inc.                            100.000000% Virgin Islands
              ESY Export Company, Inc.                                                    100.000000% Delaware
              Raytheon Australia Pty Ltd.                                                 100.000000% Australia
              Raytheon E-Systems Limited                                                  100.000000% England
              Space Imaging, Inc.                                                          30.693069% Delaware
        Raytheon ESSM Co.                                                                 100.000000% California
        Raytheon Engineering and Maintenance Company                                      100.000000% Delaware
              Raytheon Saudi Arabia Limited                                                35.000000% Saudi Arabia
        Raytheon Engineers & Constructors International, Inc.                             100.000000% Delaware
              RE&C Receivables Corporation                                                100.000000% Delaware
        Raytheon Espana Limited                                                           100.000000% Delaware
        Raytheon Europe International Company                                             100.000000% Delaware
        Raytheon Europe Management Services Ltd.                                          100.000000% Delaware
        Raytheon European Management Co., Inc.                                            100.000000% Delaware
        Raytheon European Management and Systems Company                                  100.000000% Delaware
        Raytheon Exchange Holdings II, Inc.                                               100.000000% Delaware
        Raytheon Exchange Holdings III, Inc.                                              100.000000% Delaware
        Raytheon Exchange Holdings IV, Inc.                                               100.000000% Delaware
        Raytheon Exchange Holdings V, Inc.                                                100.000000% Delaware
        Raytheon Exchange Holdings, Inc.                                                  100.000000% Delaware
        Raytheon Gulf Systems Company                                                     100.000000% Delaware
        Raytheon Hanford, Inc.                                                            100.000000% Delaware
        Raytheon Holding LLC                                                              100.000000% Delaware
        Raytheon International Support Company                                            100.000000% Delaware
        Raytheon International Trade Ltd.                                                 100.000000% Virgin Islands
        Raytheon International, Inc.                                                      100.000000% Delaware
              Raytheon Do Brasil Ltda.                                                     99.980000% Sao Paolo
              Raytheon International Korea, Inc.                                          100.000000% Korea
        Raytheon International, Mid-East Limited                                          100.000000% Delaware
        Raytheon Investment Company                                                       100.000000% Delaware
        Raytheon Italy Liaison Company                                                    100.000000% Delaware
        Raytheon Korean Support Company                                                   100.000000% Delaware
        Raytheon Logistics Support & Training Company                                     100.000000% Delaware
        Raytheon Logistics Support Company                                                100.000000% Delaware
        Raytheon Marine Sales and Service Company                                         100.000000% Delaware
        Raytheon Mediterranean Systems Company                                            100.000000% Delaware
        Raytheon Middle East Systems Company                                              100.000000% Delaware
        Raytheon Mideast Systems Company                                                  100.000000% Delaware
        Raytheon Overseas Limited                                                         100.000000% Delaware
        Raytheon Pacific Company                                                          100.000000% Delaware
        Raytheon Patriot Support Company                                                  100.000000% Delaware
        Raytheon Peninsula Systems Company                                                100.000000% Delaware
        Raytheon Procurement Company, Inc.                                                100.000000% Delaware
              Gesellschaft fuer Verteidgungs Systeme mbH                                   50.000000% Germany
              Systems For Defense Company                                                  50.000000% Delaware
        Raytheon Radar Ltd.                                                               100.000000% Delaware
        Raytheon Receivables, Inc.                                                        100.000000% Delaware
        Raytheon STI Company                                                              100.000000% Delaware

Raytheon Company Organizational Chart                                Page 4

        Raytheon Seismic Company                                                          100.000000% Delaware
        Raytheon Southeast Asia Systems Company                                           100.000000% Delaware
        Raytheon Spanish Support Company                                                  100.000000% Delaware
        Raytheon Systems Canada Ltd.                                                      100.000000% Canada
              Advanced Toll Managment Corp.                                               100.000000% Canada
        Raytheon Systems Company LLC                                                      100.000000% Delaware
        Raytheon Systems Development Company                                              100.000000% Delaware
        Raytheon Systems France S.A.R.L.                                                   99.500000% France
        Raytheon Systems International Company                                            100.000000% Delaware
              Raytheon Brasil Sistemas De Integracao Ltda                                   0.000027% Brazil
        Raytheon Systems Support Company                                                  100.000000% Delaware
        Raytheon Technical Services Company                                               100.000000% Delaware
              Range Systems Engineering Company                                           100.000000% Delaware
              Range Systems Engineering Support Company                                   100.000000% Delaware
              Raytheon Canada Services Company Ltd.                                       100.000000% Canada
              Raytheon Professional Services LLC                                          100.000000% Delaware
                    Shanghai Raytheon Professional Services Consulting Company Ltd.       100.000000% Peoples Republic of
                                                                                                      China

              Raytheon Services Company Puerto Rico                                       100.000000% Delaware
              Raytheon Support Services Company                                           100.000000% Delaware
              Raytheon Technical Services Guam, Inc.                                       99.700000% Guam
              Raytheon Technical Services International Company                           100.000000% Delaware
        Raytheon Technical and Administration Services Ltd.                               100.000000% Delaware
        Raytheon Technologies Incorporated                                                100.000000% California
        Raytheon United Kingdom Limited                                                   100.000000% England
              Computer Systems & Programming Limited                                      100.000000% England
              Data Logic Altergo, Ltd.                                                    100.000000% England
              Data Logic Limited                                                          100.000000% England
              Data Logic Properties Limited                                               100.000000% England
              Hallams (Electrical Contractors) Limited                                    100.000000% England
              Penmar & Company Ltd.                                                       100.000000% England
              Raycab (North) Limited                                                      100.000000% England
              Raycab (South) Limited                                                      100.000000% England
              Raytheon Marine Europe Limited                                              100.000000% England
              Raytheon Systems Ltd.                                                       100.000000% England
                    Raytheon Aircraft Services Ltd.                                       100.000000% England
                    Raytheon Computer Products Europe Limited                              99.000000% England
                    Raytheon TI Systems, Ltd.                                             100.000000% England
              Raytheon-Tag Components Limited                                             100.000000% England
              Square One Computer Services Limited                                        100.000000% England
        Seismograph Service Corporation                                                   100.000000% Delaware
              Seismograph Service France                                                  100.000000% France
        Subsidiary X Company                                                              100.000000% Delaware
        Switchcraft de Mexico S.A. de C.V.                                                100.000000% Mexico
        Systems Building Corp.                                                            100.000000% Arizona
        Thoray Electronics Corporation                                                     50.000000% Delaware
        Translant, Inc.                                                                    50.000000% Texas
        Tube Holding Company, Inc.                                                        100.000000% Connecticut
        Xyplex Foreign Sales Corporation, Inc.                                            100.000000% Virgin Islands